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                                                                   EXHIBIT 10.16

                              SILICON VALLEY BANK
                          AMENDMENT TO LOAN AGREEMENT

BORROWER:  QLOGIC CORPORATION
ADDRESS:   3545 HARBOR BOULEVARD, P.O. BOX 5001
           COSTA MESA, CALIFORNIA 92682

Dated as of: July 6, 2000

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("the borrower").

     The parties agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan and Security Agreement dated July 10, 1995, as amended by that Amendment to Loan and Security agreement dated July 5, 1996, and as amended by that Amendment to Loan Agreement dated as of July 6, 1998, and as amended by that Amendment to Loan Agreement dated as of July 6, 1999, (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. The section of the Schedule to the Loan Agreement entitled "Maturity Date (Section 5.1)" is amended to read as follows:

        "Maturity Date
        (Section 5.1): JULY 5, 2001

     2. Facility Fee. Borrower shall pay to Silicon concurrently herewith a facility fee of $25,000, which shall be in addition to all interest and all other fees payable to silicon and shall be non-refundable.

     3. General Provisions. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct. This Amendment, the Loan Agreement, any prior written amendments to the Loan between silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the term and provisions of the Loan Agreement, and all other documents and agreements between silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

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QLogic CORPORATION                                          SILICON VALLEY BANK

By              /s/  THOMAS R. ANDERSON                     By               /s/  MARLA JOHNSON
   --------------------------------------------------       -----------------------------------------------------

President or Vice President

By                /s/  MICHAEL MANNING                      Title            Sr. Vice President
   --------------------------------------------------       -----------------------------------------------------
            Secretary or Ass't Secretary
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